                                                                EXHIBIT 10.15

                        LOAN AND STOCK PLEDGE AGREEMENT

     THIS LOAN AND STOCK PLEDGE AGREEMENT (the "Agreement"), entered into as of July 28, 1999, between CRESCENT BANKING COMPANY, a Georgia corporation (the "Borrower"), and THE BANKERS BANK, a Georgia banking corporation (the "Lender").

     On the date hereof the Borrower is borrowing the principal amount of $4,500,000 from the Lender (the "Loan"), which will be evidenced by the Note. The Lender is willing to make the Loan to the Borrower on the terms and conditions described below. The Borrower and Lender agree that the payment and performance of all obligations relating to the Loan will be secured through the pledge to the Lender of all the issued and outstanding shares of capital stock owned or hereafter acquired by the Borrower (the "Stock") in Crescent Bank and Trust Company, having its main office at 251 Highway 515, Jasper, Georgia 30143 (the "Bank"). Certain capitalized terms used in this Agreement are defined in
Section 22 of this Agreement.

     In consideration of the premises and the mutual agreements and representations in this Agreement, the Lender and the Borrower agree as follows:

     1.  Security Interest.
         -----------------

     (a) The Borrower hereby unconditionally grants and assigns to the Lender and its successors and assigns a continuing security interest in and security title to the Stock. The Borrower hereby delivers to the Lender all of its right, title and interest in and to the Stock, together with certificates representing the Stock and stock powers endorsed in blank, as security for (i) all obligations of the Borrower to the Lender hereunder, and (ii) payment and performance of all obligations of the Borrower to the Lender under the Note, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. If the Borrower receives, for any reason whatsoever, any additional shares of the capital stock of the Bank, such shares shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement and the Borrower shall immediately deliver such shares to the Lender, together with stock powers endorsed in blank by the Borrower. Beneficial ownership of the Stock, including all voting, consentual and dividend rights, shall remain in the Borrower until the occurrence of a Default.

     (b) If, prior to repayment in full of the Loan, the aggregate book value of the Stock becomes less than 200% of the outstanding Loan balance, the Borrower shall promptly deliver to the Lender on demand additional collateral of a type and value acceptable to the Lender (and the Lender's judgment in valuing same shall be conclusive) so that the sum of the value of such additional collateral plus the aggregate book value of the Stock is equal to or in excess of 200% of the outstanding Loan balance. The Borrower shall also execute any security documents the Lender may request to evidence and perfect the Lender's rights in such additional collateral. If at any time such additional collateral is no longer required pursuant to this Section 1(b), the Lender shall release its security interest in such additional collateral upon the request of the Borrower.

     2.  Representations and Warranties.  The Borrower represents and warrants
         ------------------------------
to the Lender as follows:

     (a) The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia and is qualified to do business in all jurisdictions where such qualification is necessary. The Borrower is registered as a bank holding company with the Board of Governors of the Federal Reserve System and the Georgia Department of Banking and Finance. The chief executive office of the Borrower and the principal place of business of the Borrower where the records of the Borrower are kept are located at 1200 Appalachian Parkway, Jasper, Georgia 30143 (Pickens County), and the Borrower's U.S. employer identification number is 581968323.

     (b) The Bank is a banking corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia. The Borrower owns all the Stock (consisting of 481,500 shares) and there are no other outstanding shares of capital stock and no outstanding options, warrants or other rights which can be converted into shares of capital stock of the Bank. The Bank has all requisite corporate power and authority and possesses all licenses, permits and authorizations necessary for it to own its properties and conduct its business as presently conducted.

     (c) Each financial statement of the Borrower or any Subsidiary which has been delivered to the Lender presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the periods shown therein. There has been no material adverse change, either existing or threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of such financial statement.

     (d) The Borrower has full power and authority to execute and perform the Financing Documents. The execution, delivery, and performance by the Borrower of the Financing Documents (i) have been duly authorized by all requisite action by the Borrower, (ii) do not violate any provision of law, and (iii) do not result in a breach of or constitute a default under any agreement or other instrument to which the Borrower or any Subsidiary is a party or which the Borrower or any Subsidiary is bound. Each of the Financing Documents constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

     (e) Except for the security interest created by this Agreement, the Borrower owns the Stock free and clear of all liens, charges, and encumbrances. The Stock is duly issued, fully paid and non-assessable, and the Borrower has the unencumbered right to pledge the Stock.

     (f) There is no action, arbitration, or other proceeding at law or in equity, or by or before any court, agency, or arbitrator, nor is there any judgment, order, or other decree pending, anticipated, or threatened against the Borrower or any Subsidiary or against any of their properties or assets which might have a material adverse effect on the Borrower, any Subsidiary, or their respective properties or assets, or which might call into question the validity or enforceability of the Financing Documents, or which might involve the alleged violation by the Borrower or any Subsidiary of any law, rule or regulation.

     (g) No consent or other authorization or filing with or of any governmental authority or other public body on the part of the Borrower or any Subsidiary is required in connection with the Borrower's execution, delivery, or performance of the Financing Documents; or if required, all such prerequisites have been fully satisfied.

     (h) None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds of the Loan) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, or any regulations issued pursuant thereto.

     (i) The following are attached as exhibits hereto: true, correct and complete copies of (i) the Borrower's and the Bank's articles of incorporation as in effect as of the date hereof (as certified by the Georgia Secretary of State on June 21, 1999); (ii) certificates of existence for the Borrower and the Bank issued by the Georgia Secretary of State on June 21, 1999; (iii) the bylaws of the Borrower in effect immediately prior to the adoption of the resolutions referred to below (and such bylaws have not been further altered or amended and have been in full force and effect at all times since the adoption of such resolutions through the date hereof); (iv) the bylaws of the Bank as of the date hereof; (v) resolutions (the "Resolutions") of the Board of Directors of the Borrower duly adopted (x) at a meeting duly called at which a quorum was present or (y) by unanimous written consent, and the Resolutions have been since adoption and are now in full force and effect and have not been modified in any respect. There have been no further amendments or other documents affecting or altering the Borrower's or the Bank's articles of incorporation since the date of the certifications referred to above through the date hereof, and the Borrower and the Bank have remained in valid existence under the laws of the State of Georgia since such dates.

     3.  Affirmative Covenants.  The Borrower agrees that so long as the Note is
         ---------------------
outstanding or this Agreement is in effect:

     (a) The Borrower shall promptly furnish to the Lender: (i) not later than 120 days after the end of each fiscal year, audited consolidated financial statements of the Borrower prepared in accordance with generally accepted accounting principles ("GAAP") and certified by an independent accounting firm acceptable to the Lender; (ii) not later than 45 days after each of the first three quarters of each fiscal year, unaudited consolidated financial statements of the Borrower, prepared in accordance with GAAP (subject to changes resulting from normal year-end adjustments and without notes thereto) and certified by the chief financial officer of the Borrower; (iii) not later than 30 days after the end of each of the first three quarters of each year, copies of the Report of Condition and the Report of Income and Dividends of each of the Bank Subsidiaries; (iv) immediately after the occurrence of a material adverse change in the business, properties, condition or prospects (financial or otherwise) of the Borrower or its Subsidiaries, taken as a whole, including, without limitation, any material adverse change arising out of imposition of any letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement of the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such change and the action which the Borrower or any Subsidiary proposes to take with respect thereto; and (v) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties, or prospects of the Borrower or any Subsidiary as the Lender may reasonably request (including meetings with the Borrower's or Subsidiary's officers and employees).

     (b) The Borrower and each Subsidiary shall punctually pay and discharge all taxes, assessments and other governmental charges or levies imposed upon it or upon its income or upon any of its property unless contested in good faith and for which reserves have been established in accordance with GAAP.

     (c) The Borrower and each Subsidiary shall comply in all material respects with all requirements of constitutions, statutes, rules, regulations, and orders and all orders and decrees of courts and arbitrators applicable to it or its properties except where the failure to comply could not reasonably be expected to have a material adverse effect.

     (d) The Borrower shall promptly notify the Lender of any material change in management.

     4.  Negative Covenants.  The Borrower agrees that so long as the Note is
         ------------------
outstanding or this Agreement is in effect:

     (a) The Borrower shall not permit its Capital as of the end of any fiscal quarter during the term of this Agreement to be less than $9,000,000.

     (b) The Borrower shall not permit the ratio of Tier 1 Capital to average total assets (the Tier 1 Leverage Ratio) of any of the Bank Subsidiaries as of the end of any fiscal year to be less than 7.0%.

     (c) The Borrower shall not, and shall not permit any of the Bank Subsidiaries to, fail to comply with any minimum capital requirement imposed by any of their federal or state regulators.

     (d) The Borrower shall not permit its Weighted Average Return on Assets for each fiscal year to be less than 0.75% and shall not permit the Weighted Average Return on Assets of any Bank Subsidiary for each fiscal year to be less than 0.75%.

     (e) The Borrower shall not permit the allowance for loan and lease losses of any of the Bank Subsidiaries to be less than 0.50% of its gross loans for each fiscal quarter.

     (f) The Borrower shall not incur or permit to exist any indebtedness or liability for borrowed money in excess of 25% of Capital other than to the Lender or a wholly-owned Subsidiary of the Borrower without prior Lender approval, except that this covenant shall not apply to deposits, repurchase agreements, federal funds borrowings, overdrafts, and other banking transactions entered into by a Subsidiary in the ordinary course of its business.

     (g) The Borrower shall not, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any notes, obligations, or other indebtedness of any other Person (other than a Subsidiary) except in connection with the depositing of checks in the normal and ordinary course of business.

     (h) The Borrower shall not, nor permit any Bank Subsidiary to, transfer all or substantially all of its assets to or consolidate or merge with any other Person, or acquire all or substantially all of the properties or capital stock of any other Person.

     (i) The Borrower shall not permit any Bank Subsidiary to issue, sell or otherwise dispose or part with control of any shares of any class of its stock (other than directors' qualifying shares) except to the Borrower or a wholly-owned Subsidiary of the Borrower.

     (j) The Borrower shall not sell or otherwise dispose or part with control of any of the Stock or any other securities or indebtedness of any Bank Subsidiary, and the Borrower shall not pledge or otherwise transfer or grant a security interest in any of the capital stock or other securities of any of its Bank Subsidiaries.

     5.  Advances Under the Loan.  The Lender shall not be obligated to make any
         -----------------------
advance of the Loan to the Borrower unless:

     (a) All representations and warranties of the Borrower contained in this Agreement or the Note shall be true in all material respects on and as of the date of each advance of the Loan.

     (b) The Borrower and each Subsidiary shall have performed in all material respects all their agreements and obligations required by the Financing Documents.

     (c) No adverse change shall have occurred in the condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or in the business, properties, assets, liabilities or prospects of the Borrower and its Subsidiaries, taken as a whole, since the date of this Agreement.

     (d) No Default or event which, with the giving of notice or passage of time (or both), would constitute a Default under the terms of this Agreement shall have occurred.

     6.  Default.  A "Default" shall exist if any of the following occurs:
         -------

     (a) Failure of the Borrower punctually to make any payment of any amount payable, whether principal or interest or other amount, on any of the Liabilities, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, or otherwise, within 3 business days of the date such payment becomes due.

     (b) Any statement, representation, or warranty of the Borrower made in any of the Financing Documents or at any time furnished by or on behalf of the Borrower to the Lender shall be false or misleading in any material respect as of the date made.

     (c) Failure of the Borrower punctually and fully to comply with (i) any of the covenants in Section 4 of this Agreement or (ii) any of the other covenants set forth in this Agreement if such failure under this clause (ii) is not remedied within 15 business days after notice from the Lender to the Borrower.

     (d) The occurrence of a default under any other agreement to which the Borrower and the Lender are parties or under any other instrument executed by the Borrower in favor of the Lender.

     (e) If the Borrower or any Subsidiary becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors; or if any action is brought by the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Borrower or any Subsidiary commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Borrower or any Subsidiary for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

     (f) Any action is brought against the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property, and such action is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was instituted; or any proceeding under the Federal Bankruptcy Code is instituted against the Borrower or any Subsidiary and
(i) an order for relief is entered in such proceeding or (ii) such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was `instituted; or any reorganization or arrangement proceeding is instituted against the Borrower or any Subsidiary for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was instituted; or any action or petition is otherwise brought against the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was brought.

     (g) The Borrower or any Subsidiary is in default (or an event has occurred which, with the giving of notice or passage of time, or both, will cause the Borrower or any Subsidiary to be in default) on indebtedness to another Person, and the amount of such indebtedness exceeds $25,000 or the acceleration of the maturity of such indebtedness would have a material adverse effect upon the Borrower or such Subsidiary.

     (h) Any other material adverse change occurs in the Borrower's financial condition or means or ability to pay the Liabilities.

     (i) Any cease and desist or other order has been threatened in writing, noticed, or entered against the Borrower or any Subsidiary by any bank or bank holding company regulatory agency or body, or the Borrower or any Subsidiary enters into any form of memorandum of understanding, plan of corrective action, or letter agreement with any such regulatory agency or body, or any other regulatory enforcement action is taken against the Borrower or any Subsidiary relating to the capitalization, management, or operation of the Borrower or any Subsidiary.

     (j) The Borrower or any Subsidiary is indicted or convicted or pleads guilty or nolo contendere to any charge that the Borrower or such Subsidiary has
          ----------------
violated any drug, controlled substances, money laundering, currency reporting, racketeering, or racketeering-influenced-and-corrupt-organization statute or regulations other forfeiture statute.

     (k) The Borrower ceases to own 100% of the issued and outstanding capital stock of the Bank or ceases to control any of the other Bank Subsidiaries.

     7.  Remedies Upon Default.  Upon the occurrence of a Default, the Lender
         ---------------------
shall be entitled, without limitation, to exercise the following rights at any time and from time to time, which the Borrower hereby agrees to be commercially reasonable:

     (a) declare any of the Liabilities due and payable, whereupon they immediately will become due and payable (notwithstanding any provisions to the contrary, and without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Borrower));

     (b) (i) receive all amounts payable in respect of the Collateral otherwise payable to the Borrower; (ii) settle all accounts, claims, and controversies relating to the Collateral; (iii) transfer all or any part of the Collateral into the Lender's or any nominee's name; and (iv) execute all agreements and other instruments; bring, defend and abandon all actions and other proceedings; and take all actions in relation to the Collateral as the Lender in its sole discretion may determine;

     (c) enforce the payment of the Stock and exercise all of the rights, powers and remedies of the Borrower thereunder, including the exercise of all voting rights and other ownership or consentual rights of the Stock (but the Lender is not hereby obligated to exercise such rights), and in connection therewith the Borrower hereby appoints the Lender to be the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Lender deems advisable for or against all matters submitted to a vote of shareholders, and such power-of-attorney is coupled with an interest and irrevocable;

     (d) sell, assign and deliver, or grant options to purchase, all or any part of or interest in the Collateral in one or more parcels, at any public or private sale at any exchange, any of the Lender's offices, or elsewhere, without demand of performance, advertisement, or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Borrower), for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk, and for such price and on such terms as the Lender in its sole discretion may determine; the Borrower agrees that to the extent that notice of sale shall be required by law that at least five business days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; the Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given; the Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; the Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Loan or otherwise; at any such sale, unless prohibited by applicable law, the Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption; and the Lender shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

     (e) appoint and dismiss managers or other agents for any of the purposes mentioned in the foregoing provisions of this Section 7, all as the Lender in its sole discretion may determine; and

     (f) generally, take all such other action as the Lender in its sole discretion may determine as incidental or conducive to any of the matters or powers mentioned in this Section 7 and which the Lender may or can do lawfully and use the name of the Borrower for such purposes and in any proceedings arising therefrom.

     8.  Application of Proceeds.  The proceeds of the public or private sale or
         -----------------------
other disposition of any Collateral hereunder shall be applied to (i) the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section 11(a) hereof; (ii) any unpaid interest, fees or, other amounts which may have accrued on any obligations secured hereby; and (iii) any unpaid principal on any obligations secured hereby; in such order as the Lender may determine, and any remaining proceeds shall be paid over to the Borrower or others as by law provided. If the proceeds of the sale or other disposition of the Stock are insufficient to pay all such amounts, the Borrower shall remain liable to the Lender for the deficiency.

     9.  Additional Rights of Secured Parties.  In addition to its other rights
         ------------------------------------
and privileges under this Agreement, the Lender may exercise from time to time any and all other rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Georgia, or available to the Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral. The Borrower shall pay all of the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Lender in enforcing its rights under this Agreement.

     10.  Return of Stock to Borrower.  Upon payment in full of all principal
          ---------------------------
and interest on the Note and full performance by the Borrower of all covenants and other obligations under this Agreement, the Lender shall return to the Borrower (i) all of the then remaining Stock and (ii) all rights received by the Lender as agent for the Borrower as a result of its possessory interest in the Stock.

     11.  Disposition of Stock by Lender.  The Stock is not registered under the
          ------------------------------
various federal or state securities laws and disposition thereof after default may be subject to prior regulatory approval and may be restricted to one or more private (instead of public) sales in view of the lack of such registration.
The Borrower acknowledges that upon such disposition, the Lender may approach only a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered pursuant to federal and state securities laws and sold on the open market. The Borrower, therefore, agrees that:

     (a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause any of the Stock to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies in the banking industry (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Lender's action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

     (b) such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

     12.  Borrower's Obligations Absolute.  The obligations of the Borrower
          -------------------------------
under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any other remedies against the Borrower or any other Person, nor against other security or liens available to the Lender or its
successors, assigns or agents.   The Borrower hereby waives any right to require
that an action be brought against any other Person or require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of any other Person prior to any exercise of rights or remedies hereunder, or to require resort to rights or remedies of the Lender in connection with the Loan.

     13.  Notices.  Except as provided otherwise in this Agreement, all notices
          -------
and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to the Lender or to the Borrower at their respective addressees set forth below, such communications are deemed to have been delivered on the second business day after being so posted.

     If to the Lender:    The Bankers Bank
                          2410 Paces Ferry Road
                          600 Paces Summit
                          Atlanta, Georgia 30339-4098
                          Attn:  Jack Gardner, Senior Vice President

     If to the Borrower:  Crescent Banking Company
                          1200 Appalachian Parkway
                          Jasper, Georgia 30143
                          Attn: J. Donald Boggus, Jr., President and CEO

     Either the Lender or the Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

     14.  Binding Agreement.  The provisions of this Agreement shall be
          -----------------
construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Georgia. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Borrower and the Lender with respect to the matters addressed herein and may not be modified except by a writing executed by the Lender and delivered by the Lender to the Borrower. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

     15.  Participations.  The Lender may at any time grant participations in or
          --------------
sell, assign, transfer or otherwise dispose of all or any portion of the indebtedness of the Borrower outstanding pursuant to the Financing Documents. The Borrower hereby agrees that any holder of a participation in, and any assignee or transferee of, all or any portion of any amount owed by the Borrower under the Financing Documents (i) shall be entitled to the benefits of the provisions of this Agreement as the Lender hereunder and (ii) may exercise any and all rights of the banker's lien, set-off or counterclaim with respect to any and all amounts owed by the Borrower to such assignee, transferee or holder as fully as if such assignee, transferee or holder had made the Loan in the amount of the obligation in which it holds a participation or which is assigned or transferred to it.

     16.  Expenses.  All reports and other documents or information furnished to
          --------
the Lender under this Agreement shall be supplied by the Borrower without cost to the Lender. Further, the Borrower shall reimburse the Lender on demand for all reasonable out-of-pocket costs and expenses (including reasonable legal fees) incurred by the Lender in connection with the preparation, interpretation, operation, and enforcement of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to such agreements. The Borrower will pay all taxes (if any) in connection with the Financing Documents. The obligations of the Borrower under this section shall survive the payment of the Liabilities and the termination of this Agreement.

     17.  Indemnification.  In addition to any other amounts payable by the
          ---------------
Borrower under this Agreement, the Borrower shall pay and indemnify the Lender from and against all claims, liabilities, losses, costs, and expenses (including, without limitation, reasonable attorneys' fees and expenses) which the Lender may (other than as a result of the gross negligence or willful misconduct of the Lender) incur or be subject to as a consequence, directly or indirectly, of (i) any breach by the Borrower of any warranty, term or condition in, or the occurrence of any default under, any of the Financing Documents, including all fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, (ii) the Lender's making, holding, or administering the Loan or the Collateral, (iii) allegations of participation or interference by the Lender in the management, contractual relations or other affairs of the Borrower or any Subsidiary, (iv) allegations that the Lender has joint liability with the Borrower or any Subsidiary for any reason, and (v) any suit, investigation, or proceeding as to which the Lender or such participant is involved as a consequence, directly or indirectly, of its execution of any of the Financing Documents, or any other event or transaction contemplated by any of the foregoing. The obligations of Borrower under this Section 17 shall survive the termination of this Agreement.

     18.  Right to Set-Off.  Upon the occurrence of a Default hereunder, the
          ----------------
Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as the Lender may elect any balance or amount to the credit of the Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of the Borrower with the Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint. Any Person purchasing an interest in debt obligations under this Agreement held by the Lender may exercise all rights of offset with respect to such interest as fully as if such Person were a holder of debt obligations hereunder in the amount of such interest.

     19.  Further Assurances.  If at any time the Lender upon advice of its
          ------------------
counsel shall determine that any further document shall be required to give effect to this Agreement and the transactions and other agreements contemplated thereby, the Borrower shall, and shall cause its Subsidiaries to, execute and deliver such document and otherwise carry out the purposes of this Agreement.

     20.  Severability.  If any paragraph or part thereof shall for any reason
          ------------
be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof shall be deemed separate, distinct, and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

     21.  Binding Effect.  All rights of the Lender under the Financing
          --------------
Documents shall inure to the benefit of its transferees, successors and assigns. All obligations of the Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and assigns.

     22.  Definitions.

     (a) "Assessment Risk Classification" means the assessment risk classification assigned to each of the Bank Subsidiaries for purposes of assessment of premiums by the Federal Deposit Insurance Corporation for deposit insurance pursuant to 12 C.F.R. (S) 327.3(d) or the corresponding assessment risk classification, as determined by the Lender, pursuant to any successor assessment risk classification system.

     (b) "Bank Subsidiaries" means each banking Subsidiary of Borrower, now or hereafter in existence, including but not limited to the Bank.

     (c) "Capital" means all capital or all components of capital, other than any allowance for loan and lease losses and net of any intangible assets, as defined from time to time by the primary federal regulator of the Borrower, the Bank, or each of the other Bank Subsidiaries (as the case may be).

     (d) "Collateral" means and includes all property assigned or pledged to the Lender or in which the Lender has been granted security interest or to which the Lender has been granted security title, whether under any of the Financing Documents or any other agreement, instrument, or document, and the proceeds thereof.

     (e) "Financing Documents" means and includes this Agreement, the Note, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, stock powers, security agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith or in connection with any of the Collateral, and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

     (f) "Liabilities" means all indebtedness, liabilities, and obligations of the Borrower arising under the Financing Documents of any nature whatsoever which the Lender may now or hereafter have, own or hold, and which are now or hereafter owing to the Lender regardless of however and whenever created, arising or evidenced, whether now, heretofore or hereafter incurred, whether now, heretofore or hereafter due and payable, whether alone or together with another or others, whether direct or indirect, primary or secondary, absolute or contingent, or joint or several, and whether as principal, maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

     (g) "Note" shall mean the promissory note dated the date hereof in the principal amount of $4,500,000 and any amendments, extensions, renewals, modifications, or substitutions thereof or therefor in effect at any particular time.

     (h) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     (i) "Subsidiary" means each of the Bank Subsidiaries and each other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities.

     (j) "Tier 1 Capital" means Tier 1 capital as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant Bank Subsidiary.

     (k) "Weighted Average Return on Assets" means (i) with respect to the Borrower, its net income for the previous calendar year plus the amount of any interest payments by it on the Loan during the previous calendar year, divided by its average assets during the previous calendar year, and (ii) with respect to each Bank Subsidiary, its net income for the previous calendar year divided by its average assets during the previous calendar year.

     (l) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals by and through their duly authorized officers, as of the day and year first above written.

                              BORROWER:
                              CRESCENT BANKING COMPANY


                              By:   /s/
                                 -------------------------------------
                                 J. Donald Boggus, Jr.
                                 President and Chief Executive Officer


                              Attest:   /s/
                                     ---------------------------------
                              Name:
                                     ---------------------------------
                              Secretary

                                           [CORPORATE SEAL]

I hereby certify that the representation and warranty contained in Section 2(i)(v) of this Agreement is true and correct.

                              By:   /s/
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Secretary


                              LENDER:

                              THE BANKERS BANK


                              By:   /s/
                                 ------------------------------------
                                 Jack Gardner, Senior Vice President

                                              [BANK SEAL]

                                PROMISSORY NOTE

$4,500,000                                                      July 28, 1999


     FOR VALUE RECEIVED, the undersigned, CRESCENT BANKING COMPANY, a Georgia corporation (the "Borrower"), promises to pay to the order of THE BANKERS BANK (the "Lender" and, together with any holder hereof, called the "Holder"), at 2410 Paces Ferry Road, 600 Paces Summit, Atlanta, Georgia 30339-4098 (or at such other place as the Holder may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of Four Million Five Hundred Thousand No/100 Dollars $4,500,000, plus interest as hereinafter provided.

     This Note is the Note made and given as described in that certain Loan and Stock Pledge Agreement dated as of July 28, 1999, between the Borrower and the Lender (the "Loan Agreement"). In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

     The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement.

     The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the Prime Rate minus fifty basis points (0.50%).

     "Prime Rate" shall mean, on any day, the rate of interest published as the "Prime Rate" as of such day appearing in the "Money Rates" section of the Wall
                                                                          ----
Street Journal, Eastern Edition, or any successor to such section.  If more than
--------------
one such rate shall be published, then the Prime Rate shall be the higher or highest of such rates. The Prime Rate in effect as of the close of business of each day shall be the applicable Prime Rate for the day and each succeeding non-business day in determining the applicable Prime Rate Basis.

     Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Interest under this Note shall be due and payable quarterly in arrears on the first day of each calendar quarter commencing September 1, 1999, and
                      ----------------
continuing to be due on the first day of each calendar quarter thereafter until
                                              -----------------
this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Holder as provided below.

     Commencing July 28, 2000, and continuing on July 28 of each succeeding calendar year, the indebtedness evidenced by this Note shall be due and payable in nine consecutive annual installments of principal, each in the amount of 1/10th of the principal amount outstanding hereunder, plus all accrued and unpaid interest as hereinabove provided. The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a tenth and final installment on July 28, 2009.

     Overdue principal shall bear interest for each day from the date it became so due until paid in full, payable on demand, at a rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) equal to the Prime Rate Basis plus 3%.

     In no event shall the amount of interest due or payable hereunder exceed the maximum, rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

     Time is of the essence of this Note.

     No delay or omission on the part of the Holder in the exercise of any right or remedy hereunder or any Financing Document, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

     Should this Note, or any part of the indebtedness evidenced hereby, be collected by law or through an attorney-at-law or under advice therefrom, the Holder shall be entitled to collect reasonable attorneys' fees and all costs of collection.

     This Note is entitled to the benefits of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for prepayment of the Loan. Prepayment of the Loan may be made, in whole or in part, at any time without penalty or premium.

     The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Loan Agreement or under any of the other Financing Documents and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Holder release or agree not to sue any person against whom the party has, to the knowledge of the Holder, a right to recourse, or (b) should the Holder agree to suspend the right to enforce this Note or Holder's interest in any collateral pledged or any guarantee given to secure this Note against such person or otherwise discharge such person.

     This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

     IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                                    CRESCENT BANKING COMPANY



                                    By:    /s/
                                        ----------------------------------
                                     J. Donald Boggus, Jr.
                                     President and Chief Executive Officer



                                    Attest:     /s/
                                             -----------------------------
                                     Name:
                                             -----------------------------
                                     Title:
                                             -----------------------------


                                                  [CORPORATE SEAL]

                       FIRST LOAN MODIFICATION AGREEMENT
                       ---------------------------------


          THIS FIRST LOAN MODIFICATION AGREEMENT ("Agreement"), is made and entered into as of May 18, 2000, by and between CRESCENT BANKING COMPANY, a Georgia corporation ("Borrower"), and THE BANKERS BANK, a Georgia banking corporation ("Lender").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, on July 28, 1999, the Borrower and the Lender consummated a certain loan ("Loan") pursuant to that certain Loan and Stock Pledge Agreement dated as of such date by and between the Borrower and the Lender ("Loan Agreement"); and

          WHEREAS, the Loan is evidenced by that certain Promissory Note dated July 28, 1999 made by the Borrower to the order of the Lender, in the principal amount of $4,500,000 ("Note"); and

          WHEREAS, the Borrower and the Lender have agreed to modify and amend the Note in certain respects and to set forth herein and effectuate hereby their agreements in this regard.

          NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender do hereby agree as follows:

                                   I.  Note
                                       ----

     The Note shall be and hereby is modified and amended by deleting the first sentence of the seventh paragraph of the Note in its entirety and simultaneously substituting in lieu thereof a new sentence which reads "Interest under this Note shall be due and payable quarterly in arrears on the first day of each quarter, commencing September 1, 1999, and continuing to be due on the first day of each quarter thereafter until this Note is paid in full."

                             II.  Other Agreements
                                  ----------------

     The Borrower and the Lender do hereby further agree as follows:

     1. Capitalized terms defined herein shall have the meanings given them in the Loan Agreement.

     2. Except as hereby modified and amended, the Loan Documents shall remain in full force and effect and unchanged; as amended hereby, the Loan Documents are ratified and confirmed by the Borrower and the Lender.

     3. This Agreement shall be construed, governed by and enforced in accordance with the laws of the State of Georgia.

     4. Whenever reference is made in any of the Loan Documents to the Note, such reference shall mean and refer to the Note, as modified and amended by this Agreement.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the day and year first above written.

                              BORROWER:

                              CRESCENT BANKING COMPANY


                              By:     /s/
                                   ---------------------------------
                                 J. Donald Boggus, Jr.
                                 President and CEO


                              Attest:     /s/
                                       -----------------------------
                              Print Name:  Michele Walters
                                           -------------------------
                              Print Title:  Administrative Assistant
                                            ------------------------

                                               (CORPORATE SEAL)


                              LENDER:

                              THE BANKERS BANK


                              By:     /s/
                                   --------------------------------
                                   Norma Malraffey
                                   Assistant Vice President

                                             (BANK SEAL)

                       SECOND LOAN MODIFICATION AGREEMENT


     THIS SECOND LOAN MODIFICATION AGREEMENT ("Agreement"), is made and entered into as of November 9, 2001, by and between CRESCENT BANKING COMPANY, a Georgia corporation ("Borrower"), and THE BANKERS BANK, a Georgia banking corporation ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, on July 28, 1999, the Borrower and the Lender consummated a certain loan ("Loan") pursuant to that certain Loan and Stock Pledge Agreement dated as of even date by and between the Borrower and the Lender ("Loan Agreement"); and

     WHEREAS, the Loan is evidenced by that certain Promissory Note dated July 28, 1999 made by the Borrower to the order of the Lender, in the principal amount of $4,500,000 ("Note"); and

     WHEREAS, the Loan is evidenced by that certain First Loan Modification Agreement dated May 18, 2000 made by the Borrower to the order of the Lender changing the payment schedule; and

     WHEREAS, the Borrower and the Lender have agreed to modify and amend the Loan Agreement and Note in certain respects and to set forth herein and effectuate hereby their agreements in this regard.

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender do hereby agree as follows:

                                    I.  Note
                                        ----

     The Note shall be replaced by the Promissory Note in the form attached hereto.

                              II.  Loan Agreement
                                   --------------

     The Loan Agreement is hereby modified and amended as follows:

     (a) By deleting from the second paragraph of page one that reads as follows: "the principal amount of $4,500,000" and simultaneously substituting in lieu thereof: "the principal amount of $2,600,000."

     (b)  By adding to Section 3., Affirmative Covenants subsection (e)
                                   ----------------------
          "Borrower will notify Lender of all significant changes in management."

     (c)  By deleting from the third page, Section 4., Negative Covenants
                                                       ------------------
          subsection (a) that reads "The Borrower shall not permit its Capital as of the end of any fiscal quarter during the term of this Agreement to be less than $9,000,000." and simultaneously substituting in lieu thereof:
          "The Borrower shall not permit its Capital as of the end of any fiscal quarter during the term of this Agreement to be less than $13,000,000."

     (d)  By deleting from the third page, Section 4., Negative Covenants
                                                       ------------------
          subsection (b) that reads "to be less than 7.0%." and simultaneously substituting in lieu thereof: "to be less than 7.5%."

     (e)  By deleting from the fourth page, Section 4., Negative Covenants
                                                        ------------------
          subsection (e) that reads "shall not permit the allowance for loan and lease losses of any of the Bank Subsidiaries to be less than 0.50% of its gross loans for each fiscal quarter." And simultaneously substituting in lieu thereof: "shall not permit the allowance for loan and lease losses of any of the Bank Subsidiaries to be less than 1.00% of its gross loans for each fiscal quarter."

     (f)  By adding to Section 4., Negative Covenants subsection (k) the
                                   ------------------
          following: "The volume of loans internally or externally classified (substandard, doubtful and loss) shall not exceed 45% of Gross Capital Funds (Capital plus ALLL) at any time during the life of the loan.

     (g)  By adding to Section 4., Negative Covenants subsection (1) the
                                   ------------------
          following: "The Borrower shall not permit the Total Risk Based Ratio of the Borrower or any of the Bank Subsidiaries as of the end of any fiscal year to be less than 9.5%."

     (h)  By adding to Section 4., Negative Covenants subsection (m) the
                                   ------------------
          following: "The Borrower shall not pay any dividend if the loan is in default or if paying a dividend would create a default, without the Lender's prior approval."

     (i)  By adding to Section 4., Negative Covenants subsection (n) the
                                   ------------------
          following: "The Borrower shall not permit the Consolidated Return on Average Assets to be less than .89% as of the calendar year-end during the life of the loan."

     (j)  By adding to Section 22., Definitions the following new definitions at
                                    -----------
          the end:

          (m)  "Gross Capital Funds" shall mean the sum of Capital plus ALL."
          (n) "ALL" shall mean with respect to the Bank and any Bank Subsidiaries the amount of the allowance for loan and lease losses as defined from time to time by the primary Federal Regulator of the Bank and the Bank Subsidiaries."
          (o) "Consolidated Return on Average Assets" shall mean the Net income of the Borrower for the year, (excluding the effect of the interest on this loan) divided by the Consolidated Average Assets of the Borrower for the year.

                             III. Other Agreements


     The Borrower and the Lender do hereby further agree as follows:

     1. Capitalized terms defined herein shall have the meanings given them in the Loan Agreement.

     2. Except as hereby modified and amended, the Loan Documents shall remain in full force and effect and unchanged; as amended hereby, the Loan Documents are ratified and confirmed by the Borrower and the Lender.

     3. This Agreement shall be construed, governed by and enforced in accordance with the laws of the State of Georgia.

     4. Whenever reference is made in any of the Loan Documents to the Note and Loan Agreement, such reference shall mean and refer to the Note, as modified and amended by this Agreement.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the day and year first above written.


Signed, sealed and delivered                                BORROWER:
This ____ day of November, 2001.
                                                            CRESCENT BANKING COMPANY

   /s/
---------------------------------------------               By:    /s/
Witness                                                         ---------------------------------
                                                                J. Donald Boggus, Jr.
                                                                President and CEO

   /s/
---------------------------------------------               Attest:    /s/
Notary                                                              ----------------------------
                                                            Print Name:
                                                                       -------------------------
                                                            Print Title:
                                                                        ------------------------

                                                                        (CORPORATE SEAL)


                                                            LENDER:

                                                            THE BANKERS BANK


                                                            By:     /s/
                                                                 ----------------------------------
                                                                          (BANK SEAL)


                                PROMISSORY NOTE

$2,600,000                                                     November 9, 2001

FOR VALUE RECEIVED, the undersigned, CRESCENT BANKING COMPANY, a Georgia corporation (the "Borrower"), promises to pay to the order of, THE BANKERS BANK (the "Lender" and, together with any holder hereof, called the "Holder"), at 2410 Paces Ferry Road, 600 Paces Summit, Atlanta, Georgia 30339-4098 (or at such other place as the Holder may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of Two Million Six Hundred Thousand and No/100 Dollars ($2,600,000.00), or so much thereof as may hereafter be disbursed hereunder, together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of each advance of principal at a rate of interest as hereinafter provided.

      This Note is a renewal of the note made and given as described in that certain Loan and Stock Pledge Agreement dated as of July 28, 1999, between the Borrower and the Lender as amended by the First Modification Agreement dated May 18, 2000 (the "Loan Agreement"). In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

      Subject to the terms and conditions of the Loan Agreement, the Lender will make advances of the principal amount hereunder as requested from time to time by the Borrower. Each such advance will reduce the remaining commitment to lend hereunder and repayments of advances shall permit the Borrower to receive a re-advance of such funds. No advance shall be made after October 31, 2002.

      The Borrower hereby authorizes the Holder to endorse on the Schedule annexed to this Note all advances of funds made to the Borrower and all payments of principal amounts in respect of the Loan, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of the Loan; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Borrower under this Note.

      The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the Prime Rate minus fifty basis points (0.50%).

      "Prime Rate" shall mean, on any day, the rate of interest published as the "Prime Rate" as of such day appearing in the "Money Rates" section of the Wall
                                                                          ----
Street Journal, Printed Eastern Edition, or any successor to such section. If
--------------
more than one such rate shall be published, then the Prime Rate shall be the higher or highest of such rates. The Prime Rate in effect as of the close of business of each day shall be the applicable Prime

Rate for the day and each succeeding non-business day in determining the applicable Prime Rate Basis.

     Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

      Interest under this Note shall be due and payable quarterly in arrears on the first day of each calendar quarter, commencing January 1, 2002, and continuing to be due on the first day of each calendar quarter thereafter until this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Holder as provided below.

      Principal shall be due and payable in nine (9) consecutive annual installments of principal, each in the amount of 1/10th of the outstanding balance of this Note on November l, 2002, beginning on November 1, 2003. The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a tenth and final installment on November 1, 2012.

      Overdue principal shall bear interest for each day from the date it became so due until paid in full, payable on demand, at a rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) equal to the Prime Rate Basis plus 3%.

      In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

      All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

      Time is of the essence of this Note.

      No delay or omission on the part of the Holder in the exercise of any right or remedy hereunder or any Financing Document, or at law or in equity, shall operate as waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

      Should this Note, or any part of the indebtedness evidenced hereby, be collected by law or through an attorney-at-law or under advice therefrom, the Holder shall be entitled to collect reasonable attorneys' fees and all costs of collection.

      This Note is entitled to the benefits of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for prepayment of the Loan. Prepayment of the Loan may be made by the Borrower, in whole or in part, without penalty or premium.

      The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Loan Agreement or under any of the other Financing Documents and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Holder release or agree not to sue any person against whom the party has, to the knowledge of the Holder, a right to recourse, or (b) should the Holder agree to suspend the right to enforce this Note or Holder's interest in any collateral pledged or any guarantee given to secure this Note against such person or otherwise discharge such person.

      This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

      IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                                    CRESCENT BANKING COMPANY


                                    By:   /s/
                                         --------------------------------------
                                         J. Donald Boggus, Jr., President & CEO

                                    Attest:  /s/
                                            -----------------------------------
                                            Gary Reece, Assistant Secretary

                                                   [CORPORATE SEAL]

                             SCHEDULE TO GRID NOTE


===============================================================================================================
   Date        Amount of Advance     Amount of Principal       Unpaid Principal         Signature of Person
                                            Repaid              Balance of Note           Making Notation
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

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

                                       1